UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 18, 2004
                               ------------------

                         FRONTIER FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Washington            000-15540                   91-1223535
(State or other jurisdiction     (Commission                (IRS employer
of incorporation)                File Number)            identification No.)

               332 SW Everett Mall Way, Everett, Washington 98204
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (425) 514-0700
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 18, 2004, the Corporation released earnings information for the third quarter ended September 30, 2004. The press release includes information regarding interest income on a taxable equivalent basis, or TE. TE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the net interest margin for comparative purposes.

Exhibit No.          Description
-----------          -----------
   99                Press release dated October 18, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  October 18, 2004                   FRONTIER FINANCIAL CORPORATION

                                           By: /s/ Michael J. Clementz
                                           -------------------------------
                                                   Michael J. Clementz
                                                   Its: President & CEO